                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 13, 2001


I.    RECONCILIATION OF COLLECTION ACCOUNT:
           End of Period Collection Account Balance as of Prior Payment Date:                                            339,421.21
           Available Funds:
                     Contract Payments due and received in this period                                                 4,985,473.30
                     Contract Payments due in prior period(s) and received in this period                                808,845.22
                     Contract Payments received in this period for next period                                           300,215.11
                     Sales, Use and Property Tax, Maintenance, Late Charges                                              130,967.89
                     Prepayment Amounts related to early termination in this period                                    4,333,945.49
                     Servicer Advance                                                                                    363,210.18
                     Proceeds received from recoveries on previously Defaulted Contracts                                       0.00
                     Transfer from Reserve Account                                                                        13,995.57
                     Interest earned on Collection Account                                                                25,533.72
                     Interest earned on Affiliated Account                                                                 1,917.06
                     Proceeds from repurchase of Contracts per Contribution and Servicing Agreement
                        Section 5.03                                                                                           0.00
                     Amounts paid per Contribution and Servicing Agreement Section 7.01
                        (Substituted contract < Predecessor contract)                                                          0.00
                     Amounts paid under insurance policies                                                                     0.00
                     Any other amounts                                                                                         0.00

                                                                                                                      --------------
           Total Available Funds                                                                                      11,303,524.75
           Less: Amounts to be Retained in Collection Account                                                            551,999.99
                                                                                                                      --------------
           AMOUNT TO BE DISTRIBUTED                                                                                   10,751,524.76
                                                                                                                      ==============


           DISTRIBUTION OF FUNDS:
                     1.      To Trustee -  Fees                                                                                0.00
                     2.      To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                  808,845.22
                     3.      To Noteholders (For Servicer Report immediately following the Final Additional
                                Closing Date)
                                    a) Class A1 Principal and Interest                                                         0.00
                                    a) Class A2 Principal (distributed after A1 Note matures) and Interest             7,512,306.27
                                    a) Class A3 Principal (distributed after A2 Note matures) and Interest               370,516.12
                                    a) Class A4 Principal (distributed after A3 Note matures) and Interest               595,956.85
                                    b) Class B Principal and Interest                                                    145,255.18
                                    c) Class C Principal and Interest                                                    291,429.48
                                    d) Class D Principal and Interest                                                    196,927.15
                                    e) Class E Principal and Interest                                                    257,294.27

                     4.      To Reserve Account for Requirement per Indenture Agreement Section 3.08                           0.00
                     5.      To Issuer - Residual  Principal and Interest and Reserve Account Distribution
                                    a) Residual Interest (Provided no Restricting or Amortization Event in effect)        70,493.72
                                    b) Residual Principal (Provided no Restricting or Amortization Event in effect)      252,982.22
                                    c) Reserve Account Distribution (Provided no Restricting or Amortization Event
                                        in effect)                                                                        13,995.57
                     6.      To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other
                               Amounts                                                                                   158,418.67
                     7.      To Servicer, Servicing Fee and other Servicing Compensations                                 77,104.04
                                                                                                                      --------------
           TOTAL FUNDS DISTRIBUTED                                                                                    10,751,524.76
                                                                                                                      ==============

                                                                                                                      --------------
           End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds
             (if any)}                                                                                                   551,999.99
                                                                                                                      ==============

II.    RESERVE ACCOUNT

Beginning Balance                                                                                                     $2,702,437.25
            - Add Investment Earnings                                                                                     13,995.57
            - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                   0.00
            - Less Distribution to Certificate Account                                                                    13,995.57
                                                                                                                      --------------
End of period balance                                                                                                 $2,702,437.25
                                                                                                                      ==============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                            $2,702,437.25
                                                                                                                      ==============

                           DVI RECEIVABLES X 1999-2
                               SERVICER REPORT
                    FOR THE PAYMENT DATE FEBRUARY 13, 2001

III.   CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes
                           Pool A                           142,696,756.58
                           Pool B                            38,240,226.54
                                                            ---------------
                                                                                180,936,983.12
Class A Overdue Interest, if any                                      0.00
Class A Monthly Interest - Pool A                               834,370.76
Class A Monthly Interest - Pool B                               223,596.72

Class A Overdue Principal, if any                                     0.00
Class A Monthly Principal - Pool A                            4,979,253.75
Class A Monthly Principal - Pool B                            2,441,558.01
                                                            ---------------
                                                                                  7,420,811.76
Ending Principal Balance of the Class A Notes
                           Pool A                           137,717,502.83
                           Pool B                            35,798,668.53
                                                            ---------------
                                                                                --------------
                                                                                173,516,171.36
                                                                                ==============

----------------------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                      Principal Paid Per $1,000                                 Ending Principal
Original Face $237,814,000                    Original Face $237,814,000                                Balance Factor
                $ 4.448718                                                  $ 31.204268                                72.962976%
----------------------------------------------------------------------------------------------------------------------------------

IV.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                           Class A1                                  0.00
                           Class A2                         16,787,983.12
                           Class A3                         65,098,000.00
                           Class A4                         99,051,000.00

                                                            --------------

Class A Monthly Interest                                                        180,936,983.12
                           Class A1
                             (Actual Number Days/360)                0.00
                           Class A2                             91,494.51
                           Class A3                            370,516.12
                           Class A4                            595,956.85

                                                            --------------

Class A Monthly Principal
                           Class A1                                  0.00
                           Class A2                          7,420,811.76
                           Class A3                                  0.00
                           Class A4                                  0.00

                                                            --------------
                                                                                  7,420,811.76
Ending Principal Balance of the Class A Notes
                           Class A1                                  0.00
                           Class A2                          9,367,171.36
                           Class A3                         65,098,000.00
                           Class A4                         99,051,000.00

                                                            --------------
                                                                                ---------------
                                                                                 173,516,171.36
                                                                                ===============

Class A2
----------------------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                      Principal Paid Per $1,000                                 Ending Principal
Original Face $42,182,000                     Original Face $42,182,000                                 Balance Factor
                $ 2.169042                                                 $ 175.923658                                22.206561%
----------------------------------------------------------------------------------------------------------------------------------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 13, 2001

V.   CLASS B NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class B Notes
                                           Pool A           2,432,606.20
                                           Pool B             651,899.19
                                                            -------------
                                                                                3,084,505.39

           Class B Overdue Interest, if any                         0.00
           Class B Monthly Interest - Pool A                   14,798.35
           Class B Monthly Interest - Pool B                    3,965.72
           Class B Overdue Principal, if any                        0.00
           Class B Monthly Principal - Pool A                  84,873.64
           Class B Monthly Principal - Pool B                  41,617.47
                                                            -------------
                                                                                  126,491.11
           Ending Principal Balance of the Class B Notes
                                           Pool A           2,347,732.56
                                           Pool B             610,281.72
                                                            -------------
                                                                                -------------
                                                                                2,958,014.28
                                                                                =============

---------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                  Principal Paid Per $1,000                         Ending Principal
Original Face $4,054,000                  Original Face $4,054,000                          Balance Factor
                     $ 4.628532                                     $ 31.201556                            72.965325%
----------------------------------------------------------------------------------------------------------------------

VI.   CLASS C NOTE PRINCIPAL BALANCE
           Beginning Principal Balance of the Class C Notes
                                           Pool A           4,864,431.40
                                           Pool B           1,303,579.39
                                                            -------------
                                                                               6,168,010.79

           Class C Overdue Interest, if any                         0.00
           Class C Monthly Interest - Pool A                   30,321.62
           Class C Monthly Interest - Pool B                    8,125.64
           Class C Overdue Principal, if any                        0.00
           Class C Monthly Principal - Pool A                 169,747.29
           Class C Monthly Principal - Pool B                  83,234.93
                                                            -------------
                                                                                 252,982.22
           Ending Principal Balance of the Class C Notes
                                           Pool A           4,694,684.11
                                           Pool B           1,220,344.46
                                                            -------------
                                                                               -------------
                                                                               5,915,028.57
                                                                               =============

----------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                  Principal Paid Per $1,000                         Ending Principal
Original Face $8,107,000                  Original Face $8,107,000                          Balance Factor
                     $ 4.742477                                     $ 31.205405                            72.961991%
----------------------------------------------------------------------------------------------------------------------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 13, 2001


VII.   CLASS D NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class D Notes
                                          Pool A            3,243,214.59
                                          Pool B              869,125.93
                                                            -------------
                                                                                4,112,340.52

           Class D Overdue Interest, if any                         0.00
           Class D Monthly Interest - Pool A                   22,297.10
           Class D Monthly Interest - Pool B                    5,975.24
           Class D Overdue Principal, if any                        0.00
           Class D Monthly Principal - Pool A                 113,164.86
           Class D Monthly Principal - Pool B                  55,489.95
                                                            -------------
                                                                                  168,654.81
           Ending Principal Balance of the Class D Notes
                                          Pool A            3,130,049.73
                                          Pool B              813,635.98
                                                            -------------
                                                                                -------------
                                                                                3,943,685.71
                                                                                =============

------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                 Principal Paid Per $1,000                        Ending Principal
Original Face $5,405,000                 Original Face $5,405,000                         Balance Factor
                    $ 5.230775                                    $ 31.203480                          72.963658%
------------------------------------------------------------------------------------------------------------------

VIII.   CLASS E NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class E Notes
                                          Pool A            4,053,823.02
                                          Pool B            1,086,352.64
                                                            -------------
                                                                                5,140,175.66

           Class E Overdue Interest, if any                         0.00
           Class E Monthly Interest - Pool A                   36,653.32
           Class E Monthly Interest - Pool B                    9,822.44
           Class E Overdue Principal, if any                        0.00
           Class E Monthly Principal - Pool A                 141,456.07
           Class E Monthly Principal - Pool B                  69,362.44
                                                            -------------
                                                                                  210,818.51
           Ending Principal Balance of the Class E Notes
                                          Pool A            3,912,366.95
                                          Pool B            1,016,990.20
                                                            -------------
                                                                                -------------
                                                                                4,929,357.15
                                                                                =============

------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                 Principal Paid Per $1,000                        Ending Principal
Original Face $6,756,000                 Original Face $6,756,000                         Balance Factor
                    $ 6.879183                                    $ 31.204634                          72.962658%
------------------------------------------------------------------------------------------------------------------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 13, 2001


IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

        Beginning Residual Principal Balance
                              Pool A                        4,864,997.40
                              Pool B                        1,303,738.09
                                                            -------------
                                                                                6,168,735.49

        Residual Interest - Pool A                             56,032.79
        Residual Interest - Pool B                             14,460.93
        Residual Principal - Pool A                           169,747.29
        Residual Principal - Pool B                            83,234.93
                                                            -------------
                                                                                  252,982.22
        Ending Residual Principal Balance
                              Pool A                        4,695,250.11
                              Pool B                        1,220,503.16
                                                            -------------
                                                                                -------------
                                                                                5,915,753.27
                                                                                =============


X.   PAYMENT TO SERVICER

         - Collection period Servicer Fee                                          77,104.04
         - Servicer Advances reimbursement                                        808,845.22
         - Tax, Maintenance, Late Charges, Bank Interest
             and other amounts                                                    158,418.67
                                                                                -------------
        Total amounts due to Servicer                                           1,044,367.93
                                                                                =============

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 13, 2001


XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
              Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                 beginning of the related Collection Period                                                        162,155,829.20

              Aggregate Discounted Contract Balance of Additional Contracts acquired during
                 Collection Period                                                                                           0.00

              Decline in Aggregate Discounted Contract Balance                                                       5,658,242.90

              Aggregate Discounted Contract Balance, as defined in Indenture Agreement,
                 at the ending of the related Collection Period                                                   ----------------
                                                                                                                   156,497,586.30
                                                                                                                  ================


              Components of Decline in Aggregate Discounted Contract Balance:
                  - Principal portion of Contract Payments  and Servicer Advances                    3,099,428.27

                  - Principal portion of Prepayment Amounts                                          2,558,814.63

                  - Principal portion of Contracts repurchased under Indenture Agreement
                      Section 4.02                                                                           0.00

                  - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                         Contracts during the Collection Period                                              0.00

                  - Aggregate Discounted Contract Balance of Substitute Contracts added during
                         Collection Period                                                                   0.00

                  - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                         during Collection Period                                                            0.00

                                                                                                     -------------
                                                  Total Decline in Aggregate Discounted
                                                    Contract Balance                                 5,658,242.90
                                                                                                     =============


POOL B
              Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                 beginning of the related Collection Period                                                         43,454,921.76

              Aggregate Discounted Contract Balance of Additional Contracts acquired during
                 Collection Period                                                                                           0.00

              Decline in Aggregate Discounted Contract Balance                                                       2,774,497.73

              Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                    ----------------
                 ending of the related Collection Period                                                            40,680,424.03
                                                                                                                  ================


              Components of Decline in Aggregate Discounted Contract Balance:
                  - Principal portion of Contract Payments  and Servicer Advances                    1,020,459.52

                  - Principal portion of Prepayment Amounts                                          1,754,038.21

                  - Principal portion of Contracts repurchased under Indenture Agreement
                      Section 4.02                                                                           0.00

                  - Aggregate Discounted Contract Balance of Contracts that have become
                      Defaulted
                         Contracts during the Collection Period                                              0.00

                  - Aggregate Discounted Contract Balance of Substitute Contracts added during
                         Collection Period                                                                   0.00

                  - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                         during Collection Period                                                            0.00

                                                                                                     -------------
                                                  Total Decline in Aggregate Discounted
                                                     Contract Balance                                2,774,497.73
                                                                                                     =============

                                                                                                                  ----------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                  197,178,010.33
                                                                                                                  ================

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 13, 2001


XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

          POOL A                                                                                                  Predecessor
                                                          Discounted                 Predecessor                  Discounted
          Lease #               Lessee Name               Present Value              Lease #                      Present Value
          ------------------------------------            -------------------        ---------------------        -----------------
                                NONE



                                                         -------------------                                      -----------------
                                              Totals:                  $0.00                                                  $0.00

              a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                        $0.00
              b) ADCB OF POOL A AT CLOSING DATE                                                                     $211,061,551.13
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                 0.00%


DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                         $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                          $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution &
      Servicing Agreement Section 7.02                                                                   $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                    YES                          NO     X
                                                                                          --------------               --------


          POOL B                                                                                                  Predecessor
                                                          Discounted                 Predecessor                  Discounted
          Lease #               Lessee Name               Present Value              Lease #                      Present Value
          ------------------------------------            -------------------        ---------------------        -----------------
                                NONE



                                                          -------------------                                     -----------------
                                            Totals:                     $0.00                                                 $0.00


              a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                        $0.00
              b) ADCB OF POOL B AT CLOSING DATE                                                                      $59,182,173.57
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                   0.00%

            * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS),
              THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                         $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                          $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution &
      Servicing Agreement Section 7.02                                                                   $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                    YES                          NO     X
                                                                                          --------------               --------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 13, 2001


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

          POOL A - NON-PERFORMING

                                                                                                                  Predecessor
                                                          Discounted                 Predecessor                  Discounted
          Lease #               Lessee Name               Present Value              Lease #                      Present Value
          ------------------------------------            -------------------        ---------------------        -----------------
                                NONE



                                                          -------------------                                     -----------------
                                         Totals:                        $0.00                                                 $0.00

              a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                                  0.00
              b) ADCB OF POOL A AT CLOSING DATE                                                                     $211,061,551.13
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                 0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                            $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                             $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution &
      Servicing Agreement Section 7.02                                                                      $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                    YES                           NO     X
                                                                                          --------------                --------

          POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS

                                                                                                                  Predecessor
                                                          Discounted                 Predecessor                  Discounted
          Lease #               Lessee Name               Present Value              Lease #                      Present Value
          ------------------------------------            -------------------        ---------------------        -----------------
                                NONE



                                                          -------------------                                     -----------------
                                         Totals:                        $0.00                                                 $0.00

              a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                    $0.00
              b) ADCB OF POOL B AT CLOSING DATE                                                                      $59,182,173.57
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                 0.00%

            * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS),
              THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                            $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                             $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution &
     Servicing Agreement Section 7.02                                                                       $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                    YES                           NO     X
                                                                                          --------------                --------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 13, 2001

XV.    POOL PERFORMANCE MEASUREMENTS


1.            AGGREGATE DISCOUNTED CONTRACT BALANCE

              CONTRACTS DELINQUENT > 90 DAYS                               TOTAL OUTSTANDING CONTRACTS
              This Month                          2,819,092.98             This Month                      197,178,010.33
              1 Month Prior                       2,539,418.55             1 Month Prior                   205,610,750.96
              2 Months Prior                      2,152,253.13             2 Months Prior                  209,905,154.15

              Total                               7,510,764.66             Total                           612,693,915.44

              a) 3 MONTH AVERAGE                  2,503,588.22             b) 3 MONTH AVERAGE              204,231,305.15

              c) a/b                                     1.23%

2.            Does a Delinquency Condition Exist (1c > 6%)?
                                                                                                           Yes     No        X
                                                                                                               ----      --------

3.            Restricting Event Check

              A. A Delinquency Condition exists for current period?                                        Yes     No        X
                                                                                                               ----      --------
              B. An Indenture Event of Default has occurred and is then continuing?                        Yes     No        X
                                                                                                               ----      --------

4.            Has a Servicer Event of Default occurred?                                                    Yes     No        X
                                                                                                               ----      --------


5.            Amortization Event Check

              A. Is 1c  > 8%?                                                                              Yes     No        X
                                                                                                               ----      --------
              B. Bankruptcy, insolvency, reorganization; default/violation of any covenant or obligation
                   not remedied within 90 days?                                                            Yes     No        X
                                                                                                               ----      --------
              C. As of any Determination date, the sum of all defaulted contracts since the Closing date
                   exceeds 6% of the ADCB on the Closing Date?                                             Yes     No        X
                                                                                                               ----      --------


6.            Aggregate Discounted Contract Balance at Closing Date                                        Balance $270,243,724.70
                                                                                                                   ---------------


              DELINQUENT LEASE SUMMARY

                 Days Past Due                    Current Pool Balance                             # Leases
                 -------------                    --------------------                             --------
                       31 - 60                            3,194,840.97                                   23
                       61 - 90                            1,658,866.81                                   10
                      91 - 180                            2,819,092.98                                   21

              Approved By:
              Lisa J. Cruikshank
              Vice President